UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

SMA Relationship Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMA Relationship Trust

One North Wacker Drive
Chicago, Illinois 60606

October 24, 2008

Dear shareholder:

The enclosed proxy statement asks you to vote on the election of a Board of Trustees for SMA Relationship Trust (the "Trust"). Each investment portfolio (each, a "Fund" and collectively, the "Funds") offered by the Trust is asking its shareholders to consider the election of the nominees set forth in the proxy statement. The current Board of Trustees of the Trust (the "Board") recommends that shareholders of the Funds cast their votes "FOR" the election of each nominee.

A special meeting (the "Meeting") of the Funds' shareholders will be held on December 5, 2008 at the Trust's offices at One North Wacker Drive, Chicago, Illinois 60606 at 11:30 a.m. (Central time), to consider this matter and to transact any other business that may be properly considered at the Meeting. The enclosed proxy statement contains detailed information about the proposal, and we recommend that you read it carefully. We have also attached a "Questions and answers" section that we hope will assist you in evaluating the proposal.

Your vote is very important to us, no matter how large or small your holdings. Please review the enclosed materials and vote your shares. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding the enclosed proxy statement, please call the proxy

SMA Relationship Trust

solicitor at 1-877-225 6862 if you are dialing within the US; if you are dialing outside of the US you should call the following number, collect, instead: 1-781-575 3369. If you wish to vote by phone or the Internet, please follow the instructions on the enclosed proxy card(s).

Thank you for your attention to this matter and for your continuing investment in the Funds.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust

SMA Relationship Trust

A proxy card(s) covering each of your Fund(s) is/are enclosed along with the proxy statement.

Please vote your shares today.

You may vote by:

•  Mail: sign and return the enclosed proxy card(s) in the postage prepaid envelope provided.

•  Telephone: please have the proxy card(s) available and call the number on the enclosed card(s) and follow the instructions.

•  Internet: you also may vote over the Internet by following the instructions on the enclosed proxy card(s).

The Board recommends that you vote "FOR" the proposal.

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SMA Relationship Trust

Questions and answers

Q.  Who is asking for my vote?

A.  The Board of Trustees (the "Board" or the "Trustees") of SMA Relationship Trust (the "Trust") requests your vote on the election of a Board of Trustees for the Trust in connection with the special meeting of shareholders (the "Meeting") of the Trust. The Meeting will be held at 11:30 a.m. (Central time) on December 5, 2008, at the principal offices of the Trust at One North Wacker Drive, Chicago, Illinois 60606. The Trust proposes to mail the Notice of the Meeting, the proxy card and the proxy statement on or about October 24, 2008.

The Trust was established as a Delaware statutory trust on December 3, 2002. This proxy statement relates to the three (3) series of the Trust (each a "Fund," and collectively, the "Funds"):

Series A

Series M

Series T

Q.  Who is eligible to vote?

A.  Shareholders of record of the Funds ("Shareholders") at the close of business on October 9, 2008, (the "Record Date") are entitled to notice of and to vote at the Meeting or at any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold at the Meeting.

i.

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Q.  What is being voted on at the Meeting?

A.  The Board is asking Shareholders to vote on the election of a Board of Trustees for the Trust. At meetings held on May 29, 2008 and September 4, 2008, the Board considered and approved the submission of a proposal to Shareholders for the election of seven nominees to the Board of the Trust.

Q.  How do the Trustees recommend that I vote on the proposal?

A.  The Trustees recommend that Shareholders vote "FOR" the election of each nominee.

Q.  Who am I being asked to elect as Trustees to the Board of the Trust?

A.  Shareholders are being asked to elect the five current Trustees of the Trust: Frank K. Reilly, Walter E. Auch, Adela Cepeda, Edward M. Roob and J. Mikesell Thomas, and two additional nominees for Trustee: John J. Murphy and Abbie J. Smith.

Q.  When will the proposal take effect if each of the nominees are elected?

A.  If each nominee is elected by Shareholders, the five current Trustees will continue to serve the Trust as Trustees and the two new nominees will become Trustees of the Trust effective on January 1, 2009.

ii.

SMA Relationship Trust

Q.  How do I vote my shares?

A.  You can vote in any one of four ways:

•  Through the Internet by following the instructions on the enclosed proxy card(s);

•  By telephone by calling the number on the enclosed proxy card(s);

•  By mail, by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided; or

•  In person at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). These voting methods will save money. Whichever method you choose, please take the time to read the proxy statement before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies "FOR" the election of the seven nominees.

Q.  If I send my proxy in now as requested, can I change my vote later?

A.  You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation; (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you

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plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL, AND THE ABOVE DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED DISCUSSION CONTAINED IN THE PROXY STATEMENT. PLEASE READ IT CAREFULLY.

iv.

SMA Relationship Trust

Series A
Series M
Series T

One North Wacker Drive
Chicago, Illinois 60606

Notice of Special Meeting of Shareholders
to be held on December 5, 2008

To the Shareholders:

A special meeting (in lieu of an annual meeting) ("Meeting") of the holders of shares of beneficial interest ("Shareholders") of each of the three investment portfolios listed above (each, a "Fund" and collectively, the "Funds") of SMA Relationship Trust (the "Trust") will be held at the Trust's principal executive offices at One North Wacker Drive, Chicago, Illinois 60606 at 11:30 a.m. (Central time) on December 5, 2008.

During the Meeting, Shareholders of the Funds will vote on the election of a Board of Trustees for the Trust. The nominees that Shareholders are being asked to elect are: the five current Trustees of the Trust, Frank K. Reilly, Walter E. Auch, Adela Cepeda, Edward M. Roob and J. Mikesell Thomas; and two additional nominees for trustee, John J. Murphy and Abbie J. Smith. In addition, Shareholders will vote to transact such other business as may properly come before the Meeting or any adjournment thereof (e.g., adjourning the Meeting).

You are entitled to vote at the Meeting, and at any postponement or adjournments thereof, with respect to each Fund in which you owned shares at the close of business on October 9, 2008. Please execute the proxy card(s) and return it promptly in the enclosed envelope accompanying the proxy card(s), which is being solicited by the Board of Trustees of the Trust (the "Board"), or vote your shares by telephone or the Internet. Returning your proxy

SMA Relationship Trust

promptly is important to ensure a quorum at the Meeting and to save the expense of further proxy solicitation, including mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent submission of a revised proxy, (ii) giving a written notice of revocation to the Trust, or (iii) voting in person at the Meeting.

This notice and related proxy materials are first being mailed to Shareholders on or about October 24, 2008.

By Order of the Board,

Mark F. Kemper
Vice President and Secretary

October 24, 2008
One North Wacker Drive
Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please mark your proxy card(s), sign it, and return it in the postage paid envelope provided (unless you are voting by telephone or via the Internet). If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the proposal indicated on the card(s). If you prefer, you may instead vote by telephone or via the Internet. To vote in this manner you should refer to the directions below.

To vote via the Internet, please follow the instructions on the enclosed proxy card(s).

To vote by telephone, please call the number on the enclosed proxy card(s) and follow the instructions.

You may revoke your proxy at any time at or before the Meeting.

SMA Relationship Trust

Instructions for signing proxy card(s)

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.  Individual accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.  Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.  All other accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SMA Relationship Trust

Series A
Series M
Series T

One North Wacker Drive
Chicago, Illinois 60606

Proxy statement
Special Meeting of Shareholders to be held on December 5, 2008

This proxy statement (the "Proxy Statement") is being furnished to holders of shares of beneficial interest ("Shareholders") of each of the three above-listed investment portfolios (each, a "Fund" and collectively, the "Funds") of SMA Relationship Trust (the "Trust") in connection with the solicitation by the Board of Trustees of the Trust (the "Board" or the "Trustees") of proxies to be used at a special meeting (in lieu of an annual meeting) of Shareholders to be held at 11:30 a.m. (Central time) on December 5, 2008, at the Trust's principal executive offices at One North Wacker Drive, Chicago, Illinois 60606, or at any postponement, adjournment or adjournments thereof (the "Meeting"). This Proxy Statement will first be mailed to Shareholders on or about October 24, 2008.

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Delaware statutory trust. The Trust consists of three (3) Funds, which are included in this Proxy Statement. The Meeting is being held to consider and vote on the election of a Board of Trustees for the Trust (the "Proposal") and to transact such other business as may properly come before the Meeting or any adjournment thereof (e.g., adjourning the Meeting).

SMA Relationship Trust

Table of contents

Voting information	3

Required vote for adoption of the Proposal	3

Quorum	3

Adjournment	3

Abstentions and method of tabulation	4

Revocation of proxy	5

Reports to Shareholders and financial statements	5

Proposal—Election of a Board of Trustees for the Trust	6

Overview of the election of a Board of Trustees of the Trust	6

Nominees for Trustees of the Trust and selection of Nominees	6

Independent Trustee Nominees	8

Meetings of the Board and compensation of the Trustees	14

Standing committees of the Board	16

Officers of the Trust	18

Required vote	18

Additional information about voting and the Meeting	19

Solicitation of proxies	19

Beneficial ownership of shares	19

Shareholder proposals and communications	19

Additional information about the Fund	20

Investment advisor and administrator	20

Underwriter	21

Transfer agent	21

Custodian	21

Auditors	21

Audit fees	22

Audit-related fees	22

Tax fees	23

All other fees	23

Pre-approval policies and procedures	23

Aggregate non-audit fees	25

Other business	26

Exhibit index	27

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Voting information

Shareholders of record at the close of business on October 9, 2008 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each whole share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional vote. The number of shares of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A.

Required vote for adoption of the Proposal

The election of a Board of the Trust requires the affirmative vote of a plurality of votes cast by Shareholders of the Trust, which means that the seven individuals receiving the greatest number of votes cast by Shareholders of the Trust entitled to vote at the Meeting, regardless of the votes cast by Shareholders of the individual Funds, will be deemed to be elected.

Quorum

The presence, in person or by proxy, of forty percent (40%) of the holders of shares entitled to vote on the Proposal on the Record Date constitutes a quorum for the transaction of business at the Meeting.

Adjournment

In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

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Abstentions and method of tabulation

The Funds shares are used exclusively for separately managed accounts advised or sub-advised by the Funds' investment advisor, UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or "Advisor"), or its affiliates. Any abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal.

The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your direction as indicated thereon, if your proxy card(s) is received properly executed by you or by your duly appointed agent or attorney-in-fact. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card(s). We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card(s). If you sign, date and return the proxy card(s) without voting instructions, your shares will be voted "FOR" the Proposal by the individuals named as proxies and according to the best judgment in the interests of the Trust or Fund, as applicable, by the individuals named as proxies with respect to any other business that may properly arise at the Meeting (e.g., adjourning the Meeting).

The rules of the SEC require that the Trust disclose in this proxy statement the effect of "broker non-votes." Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Any shares of the Fund held by a broker-dealer or financial intermediary may, in certain circumstances, be voted by such broker-dealer or financial intermediary at its discretion. The Fund does not expect to receive broker non-votes for the Proposal, and, therefore, broker non-votes are expected to have no effect on the outcome of the Proposal.

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Revocation of proxy

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Reports to Shareholders and financial statements

Copies of the Trust's most recent annual report, including financial statements for each Fund, have previously been mailed to Shareholders. Shareholders may request additional copies of the Trust's annual report and most recent semiannual report, without charge, by writing the Funds c/o the Funds' investment advisor, UBS Global Asset Management at One North Wacker Drive, Chicago, Illinois 60606 or by calling toll free 1-800-647 1568.

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Proposal—Election of a Board of Trustees for the Trust

Overview of the election of a Board of Trustees of the Trust

The Board of the Trust unanimously recommends that Shareholders vote to elect the nominees set forth below (each, a "Nominee" and collectively, the "Nominees") as Trustees of the Trust. The Board is responsible for supervising the management of the Trust and serving the needs of Fund Shareholders.

The Trust's Board currently consists of five persons, all of whom are not "interested persons" of the Trust within the meaning of Section 2(a)(19) under the 1940 Act ("Independent Trustees"). Shareholders are being asked to elect a seven person Board consisting of the five current Independent Trustees, plus two additional Independent Trustees. If elected, all seven Board members will be Independent Trustees.

Nominees for Trustees of the Trust and selection of Nominees

The Board has nominated Frank K. Reilly, Walter E. Auch, Adela Cepeda, John J. Murphy, Edward M. Roob, Abbie J. Smith and J. Mikesell Thomas to serve as Trustees on the Board of the Trust. Each Nominee, other than Mr. Murphy and Ms. Smith, is currently a member of the Board. Messrs. Reilly, Auch and Roob have served in their capacities as Trustees of the Trust since December 3, 2002 and were last elected by the initial shareholder of the Trust on October 7, 2003. Ms. Cepeda and Mr. Thomas have served in their capacities as Trustees of the Trust since March 2004 and were appointed to the Board at that time, upon the recommendation of the Nominating, Compensation and Governance Committee of the Trust, which consists entirely of Independent Trustees (the "Nominating Committee"), to fill two vacancies created by the Board. Mr. Reilly and Mr. Roob initially recommended Ms. Cepeda and Mr. Thomas to the Nominating

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Committee based on their qualifications and experience, including their experience serving as directors of other boards, including Fort Dearborn Income Securities, Inc., another fund in the UBS funds complex.

Mr. Murphy and Ms. Smith have not previously served on the Board and were nominated by the current Independent Trustees, based on the recommendation of the Nominating Committee, to stand for election as Trustees at the Meeting. Mr. Murphy and Ms. Smith were initially recommended by the incumbent Independent Trustees of the Trust during a search process for potential candidates that was undertaken by the Nominating Committee.

All Nominees have consented to serve if elected. If elected, each Nominee will hold office without limit in time until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed, or until the next meeting of shareholders to elect Trustees and the election and qualification of his or her successor. If each of the seven Nominees is elected, they will constitute the entire Board of the Trust. If any of the Nominees should withdraw or otherwise become unavailable for election, the selection of a substitute nominee shall be made by a majority of the Independent Trustees.

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Listed below are the name, year of birth and business address of each Nominee, along with his or her principal occupation for the last five years, the number of portfolios of registered investment companies advised by the Advisor overseen or to be overseen by the Nominees (collectively, "UBS Family of Funds Complex") and other Board memberships held:

Independent Trustee Nominees

Name, address and year of birth	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by Nominee	Other directorships held by Nominee
Frank K. Reilly[2] Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646 Year of birth: 1935	Chairperson and Trustee	Since 2002	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

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Name, address and year of birth	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by Nominee	Other directorships held by Nominee
Walter E. Auch[2] 6001 N. 62nd Place Paradise Valley, AZ 85253 Year of birth: 1921	Trustee	Since 2002	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a trustee/director of Advisors Series Trust (32 portfolios) and Consulting Group Capital Markets Funds (11 portfolios). Mr. Auch is also a member of the Board of Sound Surgical Technologies.

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Name, address and year of birth	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by Nominee	Other directorships held by Nominee
Adela Cepeda[2] A.C. Advisory, Inc. 161 No. Clark Street Suite 4975 Chicago, IL 60601 Year of birth: 1958	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of MGI Funds (7 portfolios) (since 2005) and director of Amalgamated Bank of Chicago.

John J. Murphy[2] 268 Main Street P.O. Box 718 Gladstone, NJ 07934 Year of birth: 1944	Trustee	N/A	Mr. Murphy is the President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy will be a director or trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a director of Nicholas Applegate funds (13 portfolios); a director of Legg Mason Equity Funds (47 portfolios) (since 2007); and a trustee of Consulting Group Capital Markets funds (11 portfolios).

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Name, address and year of birth	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by Nominee	Other directorships held by Nominee
Edward M. Roob[2] c/o UBS Global AM One North Wacker Drive Chicago, IL 60606 Year of birth: 1934	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

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Name, address and year of birth	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by Nominee	Other directorships held by Nominee
Abbie J. Smith[2] Graduate School of Business, The University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Year of birth: 1953	Trustee	N/A	Ms. Smith is a Boris and Irene Stern Professor of Accounting in the Graduate School of Business at The University of Chicago (since 1980). In addition, Ms. Smith is the co-founding partner of Fundamental Investment Advisors (hedge fund) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (2001–2002).	Ms. Smith will be a director or trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Smith is a director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) (since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds complex (92 portfolios).

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Name, address and year of birth	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by Nominee	Other directorships held by Nominee
J. Mikesell Thomas[2] 1353 Astor Street Chicago, IL 60610 Year of birth: 1951	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since July 2008). He is the former President and CEO of the Federal Home Loan Bank of Chicago (2004–March 2008). Mr. Thomas was an independent financial advisor (2001–2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chair of the Audit Committee for Evanston Northwestern Healthcare.

1  Each Trustee holds office for an indefinite term.

2  Each Trustee is also an Independent Trustee of UBS Supplementary Trust and UBS Private Portfolios Trust, which are both investment vehicles advised by UBS Global AM and are excluded from registration under the 1940 Act in reliance on the exemptions afforded by Section 3(c)(7) of the 1940 Act.

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Nominee ownership of Fund shares and ownership of UBS Global AM and its control persons. The following table provides the dollar range of equity securities of the Funds and all funds within the UBS Family of Funds Complex overseen or to be overseen by each Nominee held by each Nominee as of September 30, 2008:

Name of Independent Trustee Nominees Dollar range of equity	Aggregate dollar range of equity securities in the Complex	securities in Fund†	UBS Family of Funds
Frank K. Reilly	None		over $100,000

Walter E. Auch	None		over $100,000

Adela Cepeda	None		$10,001 - $50,000

John J. Murphy	None		None

Edward M. Roob	None		over $100,000

Abbie J. Smith	None		None

J. Mikesell Thomas	None		None

†  NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a Nominee in these columns, the following ranges are used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; or (v) over $100,000.

None of the Nominees beneficially owns shares, or, in the last fiscal year, has purchased or sold shares, of UBS Global AM, the principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with such persons.

Meetings of the Board and compensation of the Trustees

The role of the Trustees is to provide general oversight of each Fund's business, and to ensure that the Fund is operated for the benefit of Shareholders. During the fiscal year ended December 31, 2007, there were seven meetings of the Board, and each Trustee then in office attended at least 75% of these meetings and the committee meetings on which he or she served

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in the aggregate. The Trust does not have a policy with respect to the Board's attendance at meetings of Shareholders.

The table below includes certain information concerning the compensation of the Independent Trustees for the fiscal year ended December 31, 2007:

Name and position held	Annual aggregate compensation from the Trust	Pension or retirement benefits accrued as part of Fund expenses	Total compensation from the Trust and UBS Family of Funds Complex paid to Trustees[1]
Frank K. Reilly, Trustee	$10,996	N/A	$101,220

Walter E. Auch, Trustee	$10,496	N/A	$87,184

Adela Cepeda, Trustee	$10,029	N/A	$95,600

Edward M. Roob, Trustee	$9,393	N/A	$92,389

J. Mikesell Thomas, Trustee[2]	$10,971	N/A	$106,154

1  These amounts represent the aggregate amount of compensation paid to each Trustee for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Auch) managed by UBS Global AM for the fiscal year ended December 31, 2007.

2  These amounts include compensation paid to Mr. Thomas for his service as the liaison for the Board for purposes of the UBS Global AM Profitability Working Group.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives, for his or her service to the UBS Family of Funds Complex and two unregistered investment companies advised by the Advisor and overseen by the Board, an annual retainer of $160,000 paid quarterly for serving as a Board

15

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member (less a proportionate amount for a Trustee that does not serve on the board of a particular fund in the UBS Family of Funds Complex, if any). The chairperson of the Board also receives an annual retainer of $20,000 from the UBS Family of Funds Complex for his or her service to the Board. In addition, the chairs of the Audit Committee and the Nominating Committee receive an annual retainer of $15,000 and $7,500, respectively, for their service to the Board. The UBS Family of Funds Complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Standing committees of the Board

Each Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof; and (iv) act as liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee of the Board met three times during the fiscal year ended December 31, 2007.

Each Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

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SMA Relationship Trust

The Board has adopted and approved a formal written Nominating, Compensation and Governance Committee Charter (the "Nominating Committee Charter") for its Nominating Committee. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Exhibit B. The Nominating Committee Charter describes the process for identifying and evaluating nominees and the factors that the Nominating Committee takes into consideration when nominating candidates, although the Nominating Committee Charter specifies that no specific qualifications or disqualifications are controlling or paramount.

The Nominating Committee will consider nominees recommended by "Qualifying Fund Shareholders" if an Independent Trustee vacancy on the Board occurs. A "Qualifying Fund Shareholder" is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the Chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Fund of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's résumé

17

SMA Relationship Trust

or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

All of the members of the Nominating Committee are Independent Trustees. The Nominating Committee met four times during the fiscal year ended December 31, 2007.

Officers of the Trust

The Trustees elect the officers of Trust, who are responsible for administering the day-to-day operations of the Funds. In addition to being executive officers of the Trust, these individuals are also officers and/or employees of the investment advisor or an affiliated entity. None of these individuals receives compensation from the Trust for services to the Trust. Exhibit C of this Proxy Statement provides information about these officers, including certain biographical information, the positions they hold with the Trust and their principal occupations over the past five years.

Required vote

The Nominees for Trustee of the Trust will be elected by a plurality of votes cast by Shareholders of the Trust, regardless of the votes of the individual Funds. This means that the Nominees receiving the largest number of votes will be elected to fill the seven available positions.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE OF THE TRUST.

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SMA Relationship Trust

Additional information about voting and the Meeting

Solicitation of proxies

The solicitation of proxies will be made primarily by mail. The Trust has also retained an outside firm, Computershare Fund Services, that specializes in proxy solicitation to assist with the proxy solicitation process, the collection of the proxies, and with any necessary follow-up. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, and (c) payment to Computershare Fund Services for its services as proxy solicitor (which is anticipated to amount to approximately $10,000), including solicitations to submit proxies by telephone, will be borne by the Advisor.

Beneficial ownership of shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any Fund as of the Record Date is set forth in Exhibit D. To the knowledge of the Trust, each of the executive officers and the Nominees individually, and the executive officers and Nominees, together as a group, owned less than 1% of the outstanding shares of each Fund as of October 9, 2008.

Shareholder proposals and communications

As a general matter, the Trust does not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's Shareholders should send the proposals to the Secretary of Trust c/o UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, so as to be received a reasonable time before the proxy solicitation for that meeting is made.

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SMA Relationship Trust

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's or a Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. A Shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Trust's or Fund's proxy statement must notify the Trust or Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Trust at the address set forth above. If a Shareholder fails to give notice to the Trust or Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal.

If a Shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of the Trust c/o the Secretary of the Trust, Mark F. Kemper, at One North Wacker Drive, Chicago, Illinois 60606. The correspondence will be given to the Board for review and consideration.

Additional information about the Fund

Investment advisor and administrator

UBS Global AM, with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Funds pursuant to its investment advisory agreements with the Trust on behalf of each Fund. UBS Global AM is the Fund's investment advisor and administrator. UBS Global AM is an investment management firm managing approximately $160 billion, as of June 30, 2008, primarily for institutional pension and profit sharing funds. UBS Global AM is an indirect wholly owned subsidiary of UBS AG and a member of the UBS Global Asset

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SMA Relationship Trust

Management Division, which had approximately $741 billion in assets under management as of June 30, 2008.

J.P. Morgan Investor Services Co., a corporate affiliate of JPMorgan Chase Bank, provides accounting, portfolio valuation services and certain administrative services for the Funds. J.P. Morgan is located at 73 Tremont Street, Boston, MA 02108-3913.

Underwriter

UBS Global Asset Management (US) Inc., with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, acts as the principal underwriter of the shares of the Funds pursuant to a Principal Underwriting Contract with the Trust.

Transfer agent

PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.), a subsidiary of PNC Bank, N.A., serves as the Fund's transfer agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Custodian

JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds.

Auditors

Ernst & Young LLP ("Ernst & Young") audits the Funds' financial statements, prepares the Trust's federal and state annual income tax returns and provides certain non-audit services. In the past two fiscal years, the Audit Committee did not approve any services provided by Ernst & Young pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board of the Trust has selected Ernst & Young as the independent registered public

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SMA Relationship Trust

accounting firm for the Trust for the fiscal year ending December 31, 2008.

Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit fees

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate audit fees billed for professional services rendered by Ernst & Young to the Funds were approximately $54,000 and $51,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Funds that are reasonably related to the performance of the audits and review of the financial statements, but not reported as audit fees, were approximately $14,500 and $19,500, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the semi-annual statements.

There were no "audit-related fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

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SMA Relationship Trust

Tax fees

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Trust were approximately $10,100 and $9,900, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no "tax fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All other fees

In each of the fiscal years ended December 31, 2007 and December 31, 2006, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Funds.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Funds.

There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Pre-approval policies and procedures

The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt

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SMA Relationship Trust

from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust's investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.

(b)  To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)  To pre-approve all non-audit services to be provided by the Trust's independent auditors to the Trust's investment advisor

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SMA Relationship Trust

or to any entity that controls, is controlled by or is under common control with the Trust's investment advisor ("advisor affiliate") and that provides ongoing services to the Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)  To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)  To consider whether the non-audit services provided by the Trust's independent auditor to the Trust's investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

Aggregate non-audit fees

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate non-audit fees billed by Ernst & Young of $1,628,539 and $2,058,042, respectively, included non-audit services rendered on behalf of the Trust of $24,600 and $29,400, respectively, and non-audit services rendered on behalf of the Advisor and any entity controlling, controlled by, or under common control with the Advisor of $1,603,939 and $2,028,642, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor and any

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SMA Relationship Trust

entity controlling, controlled by, or under common control with the Advisor that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

Other business

Management knows of no business to be presented at the Meeting other than the matter set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust or relevant Fund, as applicable.

By Order of the Board,

Mark F. Kemper
Vice President and Secretary

October 24, 2008

It is important that you execute and return your proxy (or vote by telephone or through the Internet) promptly.

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Exhibit index

Exhibit A—Shares outstanding as of Record Date	A-1

Exhibit B—Nominating, Compensation and Governance Committee Charter	B-1

Exhibit C—Officers of the Trust	C-1

Exhibit D—Beneficial ownership of greater than 5% of the Funds' shares as of the Record Date	D-1

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Exhibit A

Shares outstanding as of October 9, 2008 (the Record Date)

Fund/class name	Shares outstanding as of the Record Date
Series A	3,745,429.31

Series M	44,959,915.53

Series T	32,620,571.87

A-1

SMA Relationship Trust

Exhibit B

Nominating, Compensation and Governance Committee Charter

I.  The Committee.

The Nominating, Compensation and Governance Committee (the "Committee") is a committee of, and established by, the Board of Trustees/Directors (the "Board") of each of the entities listed on Schedule A hereto (each a "Fund"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board nominations and functions.

1.  The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment advisors and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisors or service providers.

SMA Relationship Trust

Exhibit B

2.  The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3.  The Committee may consider the factors listed in Schedule B to evaluate candidates for membership on the Board. The Committee also may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

4.  The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

5.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets that differ from those of the members currently on the Board.

6.  The Committee shall periodically review Disinterested Board member compensation and shall recommend any appropriate changes to the Disinterested Board members as a group.

7.  The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule B) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule B.

III.  Committee nominations and functions.

1.  The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

SMA Relationship Trust

Exhibit B

2.  The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.  Other powers and responsibilities.

1.  The Committee shall meet as often as it deems appropriate.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.  The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

5.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

SMA Relationship Trust

Exhibit B

Schedule A

The UBS Funds

UBS Relationship Funds

SMA Relationship Trust

Fort Dearborn Income Securities, Inc.

SMA Relationship Trust

Exhibit B

Schedule B

Nomination and appointment policy

1.  The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.  In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•  whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•  the person's judgment, skill, diversity and experience with investment companies and other organizations of

SMA Relationship Trust

Exhibit B

comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•  the interplay of the candidate's experience with the experience of other Board members; and

•  the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.  While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those Board members who are Independent Board Members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 or 1% or more of the Fund's outstanding shares and (ii) has been a shareholder of 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual

SMA Relationship Trust

Exhibit B

to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

SMA Relationship Trust

Exhibit C

Officers of the Trust

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow* Age: 42	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Exhibit C

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Michael J. Flook* Age: 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that, he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper** Age: 50	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Exhibit C

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 40	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since March 2005) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee* Age: 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that, she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Exhibit C

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Steven J. LeMire* Age: 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill* Age: 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer for 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Exhibit C

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Nancy D. Osborn* Age: 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders* Age: 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Exhibit C

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Andrew Shoup* Age: 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Exhibit C

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Kai R. Sotorp** Age: 49	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002 to 2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001 to 2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000 to 2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000 to 2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller* Age: 47	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

†  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 51 West 52nd Street, New York, NY 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

SMA Relationship Trust

Exhibit D

Beneficial ownership of greater than 5% of a class of Fund's shares as of October 9, 2008 (the Record Date)

Fund name/class	Name and address of account*	Share amount	Percent of Fund
Series A	UBS AG LONDON BRANCH†	963,519.31	25.72%

*  The Shareholder listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

†  UBS AG may be deemed to be a controlling shareholder of the Fund, which means UBS AG may possess the ability to control the outcome of matters submitted for shareholder vote for the Fund.

D-1

SMA Relationship Trust

Proxy
Statement

SMA
Relationship Trust

Notice of
Special Meeting
to be held on
December 5, 2008 and
Proxy Statement

PROXY	SMA RELATIONSHIP TRUST	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 5, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned hereby appoint(s) Joseph J. Allessie and Tammie Lee, or either of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of SMA Relationship Trust (the “Trust”) to be held at the Trust’s principle executive offices at One North Wacker Drive, Chicago, Illinois 60606, at 11:30 a.m. Central time on December 5, 2008, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed.  If no specification is made for a proposal, the proxy will be voted “FOR” the proposals.  The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note:  Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date	UBS_19435_101008

SMA Relationship Trust Series A

SMA Relationship Trust Series M

SMA Relationship Trust Series T

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

1.	To elect a Board of Trustees for the Trust.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	01.	Frank K. Reilly	02.	Walter E. Auch	03.	Adela Cepeda	☐	☐	☐
	04.	John J. Murphy	05.	Edward M. Roob	06.	Abbie J. Smith
	07.	J. Mikesell Thomas

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided below.

To transact such other business as may properly come before the Special Meeting of each Fund

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
UBS_19435_101008